UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 29, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



          MINNESOTA                   0-16106               41-1347235
(State of other jurisdiction   (Commission File No.)      (IRS Employer
       of incorporation)                              Identification Number)


                 2950 NE 84TH LANE, BLAINE, MN                55449
            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code:  (763)784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A

ITEM 5.   OTHER EVENTS

     On January 27, 2003, we appointed David Peters as Chief Financial Officer. See the press release included in this report as Exhibit 99.1.



ITEM 7.   EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press Release dated January 29, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 29, 2003           APA OPTICS, INC.



                                    By  /s/ Anil K. Jain
                                        -------------------------------------
                                        Anil K. Jain, Chief Executive Officer
                                        Authorized Signatory